UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 11, 2014

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.06 and 8.01   Material Impairments and Other Events.

Vornado Realty Trust (“Vornado”) announced on February 11, 2014 that its fourth quarter 2013 financial results will include a $162,215,000, or $0.82 per diluted share, non-cash impairment of its investment in Toys.

Vornado previously announced on December 24, 2013 that its fourth quarter 2013 financial results will include a net loss of $130,851,000, or $0.66 per diluted share, representing its 32.6% share of Toys’ third quarter 2013 net loss.

These combined losses totaling $293,066,000, or $1.48 per diluted share, reduce the carrying amount of Vornado’s investment in Toys to its estimated fair value of $80,062,000 at December 31, 2013.  In determining the fair value of its investment in Toys, Vornado considered, among other inputs, a December 31, 2013 third-party valuation of Toys.  The combined loss of $1.48 per diluted share noted above corrects a typographical error in the amount disclosed in Vornado’s press release of February 11, 2014 of $1.42 per diluted share.

Vornado will continue to assess the recoverability of its Toys investment each quarter.  To the extent that the estimated fair value of its investment in Toys doesn’t change, Vornado will recognize a non-cash impairment equal to its share of Toys’ fourth quarter net income, if any, which it records in its first quarter 2014 financial results.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from current estimates as a result of several factors, including general economic conditions in the markets in which Vornado and Toys “R” Us operate, and other risks described from time to time Vornado’s other filings with the Securities and Exchange Commission.

The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and neither Vornado nor Vornado Realty L.P. assumes any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

               None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date:  February 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer, Vornado Realty Trust

Date: February 13, 2014

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